Exhibit 99.1

J.P. MORGAN GLOBAL HIGH YIELD & LEVERAGED FINANCE CONFERENCE FEBRUARY 24 - 26, 2020

2 Forward - Looking Statements This presentation may contain forward - looking statements based on current management expectations . Numerous factors, including those related to market conditions and those detailed from time - to - time in the Company’s filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward - looking statements . Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict . These statements are subject to risks and uncertainties and, therefore, actual results may differ materially . Readers should not place undue reliance on forward - looking statements, which reflect management’s views only as of the date hereof . The Company undertakes no obligation to revise or update any forward - looking statements, or to make any other forward - looking statements, whether as a result of new information, future events or otherwise . All references to “Select” used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries .

3 Headquartered in Mechanicsburg, Pennsylvania, Select Medical employs approximately 49,900 staff in the United States as of 12/31/2019. SCALE AND EXPERTISE L eading provider of post - acute services with operations in 47 states and D.C. Note : (1) See Slide 34 for non - GAAP reconciliation Founded in 1996 $5.5 Billion Net Revenue 2019 $710.9 Million Adjusted EBITDA 2019 (1) 13.0% Adjusted EBITDA Margins Select Medical Overview

4 Leading Post Acute Care Provider 4 5 Largest operator of Critical Illness Recovery Hospitals (formerly referred to as LTACH ) • 101 Critical Illness Recovery Hospitals operating in 28 states. Second largest operator of Rehabilitation Hospitals (IRF) • 29 IRF’s operating in 12 states . Largest operator of Outpatient Rehabilitation Clinics • 1,740 clinics in 37 states and D.C. Largest operator of Occupational Medicine Centers • 521 centers in 41 states. As of 12/31/19

5 LTACH 42% IRF 12% Outpatient 23% Occ Med 23% 2014 2016 2019 Revenue Mix LTACH 60% IRF 13% Outpatient 20% Contract Therapy 7% LTACH 34% IRF 12% Other 5% Outpatient 19% OCC Med 30%

6 Medicare 45% Non Medicare 55% Medicare 30% Non Medicare 70% 2014 2016 Payor Mix Medicare 26% Non Medicare 74% 2019

7 Medicare 45% Non Medicare 55% Medicare 30% Non Medicare 70% 2014 2017 Payor Mix Medicare 27% Non Medicare 73%

8 LTCH Patient Criteria passed in late December 2013 as part of Budget bill and SGR - effective beginning Q4 2015 – All LTCH’s under criteria as of September 2016. • LTCH Rates for patients with; – 3 day prior short term acute hospital ICU/CCU stay or – Ventilation patients for > 96 hours in the LTCH • Other patients receive “site neutral” rate. – Bipartisan Budget Act of 2018 extended blended site neutral payment rates for additional 2 years through September 2019. LTCH Legislation

9 LTCH Medicare Annual Spending Source: MedPAC Data (2018 Figures estimated by MedPac ) ($ in billions ) 5.0 5.2 5.3 5.2 5 .0 5 .0 4.7 4.3 4.2 4.0 4.4 4.8 5.2 5.6 2010 2011 2012 2013 2014 2015 2016 2017 2018

10 1.19 1.19 1.2 0 1.26 1.27 1.26 1.26 70% 68% 70% 65% 66% 67% 68% 60% 64% 68% 72% 76% 80% 1.15 1.18 1.21 1.24 1.27 1.30 2013 2014 2015 2016 2017 2018 2019 Case Mix Index Occupancy Percentage $1,520 $1,558 $1,570 $1,663 $1,704 $1,716 $1,753 $1,425 $1,500 $1,575 $1,650 $1,725 $1,800 LTCH Criteria Impact Revenue PPD has been adjusted for revenue recognition change.

12 Our Rehabilitation “Model” • Partner with leading h ealth s ystems through joint venture relationships – Inpatient rehab is the basis of “model” but can include other post acute network of services. ▪ Outpatient Rehab ▪ Critical Illness Recovery Hospitals (LTCH) ▪ Day Rehab ▪ Occupational Medicine

13 Current Rehabilitation Operations Wholly Owned Consolidated Joint Venture Non - Consolidated Joint Venture

14 Rehabilitation Network Growth New JV Partnerships: 2019 Openings • UF Health – Gainesville, FL – 60 bed IRF • Opened March 2019 • Dignity Las Vegas, NV – 60 bed IRF • Opened May 2019 • Riverside Health – Newport News, VA • New 50 bed IRF (replaced existing hospital) • Opened August 2019 • Ochsner Northshore – New Orleans, LA • 30 bed IRF • Opened September 2019 Under Construction • Banner Health – Phoenix, AZ • JV began May 2018 with outpatient rehab services • Construction of two rehabilitation hospitals underway • UC San Diego Health and Vibra Healthcare • 42 bed IRF • 88 bed Critical Illness Recovery Hospital (opened Q1 ‘19)

15 Our Post Acute Partners 2011 Multi - billion dollar health system with 52 acute care hospitals and over 4,800 staffed acute beds. Net patient revenues of approximately $7 billion Four IRFs with 214 beds and two managed rehab units, 91 outpatient clinics and home health services Multi - billion dollar health system with 18 acute care hospitals, over 400 ICU beds, and over 3,900 staffed acute beds. Net patient revenues of over $7 billion 2015 Three 60 bed IRFs and one managed rehab unit 2016 Four LTAC hospitals with 230 beds and one managed 40 bed skilled nursing facility Multi - billion dollar health system with 32 acute care hospitals with over 3,900 staffed acute care beds. Net patient revenue of over $4 billion 2009 Three IRFs with 125 beds, 72 outpatient clinics and other contract therapy and staffing services (Joint Venture) (Joint Venture)

17 Outpatient Rehabilitation • Largest operator of outpatient rehab clinics in U.S. • March 2016 acquired Physiotherapy Associates (second largest at time of acquisition) • Growth through denovo clinics and tuck - in acquisitions • Bipartisan Budget Act of 2018 repealed annual limits on outpatient therapy services for Medicare beneficiaries. (Medicare represents approximately 15% of our outpatient payor mix)

18 Outpatient Rehabilitation - Industry ATHLETICO ( ≈500) Source: Company public filings and websites as of December 31, 2019 Select (1,740) USPH ( ≈580) ATI (≈900) 1,740 Outpatient Rehabilitation Clinics (37 States and D.C.)

19 42% 13% 22% 23% Outpatient Rehab Clinics 2014 2015 2016 2017 2018 2019 REVENUE PER VISIT YEAR VISITS (000'S) 4,971 8,233 5,219 7,799 $101 $101 $101 $100 8,719 $103 8,356 $103

21 T he largest provider of occupational health services in the U.S. – 684 locations across 43 states and D.C. • Service Lines: – 521 occupational health centers – 131 onsite clinics at employer locations – 34 Community Based Outpatient Clinics (CBOC) serving Veterans Health Administration patients • Treat 21% of workplace injuries in the U.S. Concentra/US HealthWorks Note: Data as of December 31, 2019 and includes operations of US HealthWorks acquired February 1, 2018.

22 Concentra/US HealthWorks Centers 521 Centers

23 • Financial Information 2015 (acquired June 2015) – Revenue = $997 million – Adjusted EBITDA = $90 million – Adjusted EBITDA Margin = 9.0% • Financial Information 2017 – Revenue = $1.0 billion – Adjusted EBITDA = $157.6 million – Adjusted EBITDA Margin = 15.6% • Implemented $44 million of cost saving synergies. Concentra Stand Alone Post - Acquisition from Humana

24 US HealthWorks Acquisition US HealthWorks was the second largest provider of occupational health with 220 centers in the United States. • Transaction closed February 1, 2018. Select retains its 50.1% voting ownership in combined company. • US HealthWorks Financial Performance 2017 – Revenue = $552 million – Adjusted EBITDA = $63 million – Adjusted EBITDA margin = 11.4% • Identified $38 million of cost savings synergies.

25 2019 Financial Performance • Revenue = $1,629 million • Adjusted EBITDA = $276.5 million • Adjusted EBITDA Margin = 17.0% Concentra/USHW Combined

26 Put Option Call Option ▪ Beginning on the 2 nd , 3 rd and 4 th anniversary of the USHW acquisition, both Dignity and WCAS have annual rights to put up to 33.33% of their respective Class A equity interest to SEM based on an agreed upon investment bank valuation conducted 60 days after an annual Company audit ▪ If there is Qualifying SEM Change of Control, defined to be one that has not been approved by Dignity and WCAS in writing prior to the consummation thereof, both Dignity and WCAS can put 100%, but not less than all of remaining equity ownership to SEM utilizing same valuation mechanics described above ▪ Beginning after the 4 th anniversary of the USHW acquisition, SEM has annual right to call up to 100% of remaining WCAS and Dignity equity interest to SEM based on agreed upon investment bank valuation conducted 60 days after an annual Company audit Valuation Methodology and Consideration ▪ EBITDA for valuation is to be calculated in a manner consistent with the calculation of EBITDA used to value the Class A equity interest issued to Dignity in connection with the transaction ▪ Consideration is payable in cash, SEM common equity, or combination upon SEM’s sole discretion Concentra Put / Call Mechanics

28 $364 $399 $466 $538 $645 $711 2014 2015 2016 2017 2018 2019 LTCH IRF Outpatient Concentra $3,023 $3,684 $4,217 $4,365 $5,081 $5,454 2014 2015 2016 2017 2018 2019 LTCH IRF Outpatient Concentra Net Revenue Adjusted EBITDA (1) ($ in millions) ($ in millions) Financial Metric Trends Note: (1) See Slide 35 for non - GAAP reconciliation

29 Capital Expenditures ($ in millions) (1) Excludes development capital related to the recapture of capital expenditures of $7M from 2016 and $36M from 2017 that Select fu nded on an interim basis, which we were reimbursed in 2017. $95 $183 $155 (1) $197 (1) $167 $157 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2014 2015 2016 2017 2018 2019 Maintenance Development Concentra Systems

30 Free Cash Flow Note: Free cash flow is operating cash flow less all capital expenditures. See slide 35 for non - GAAP reconciliation. $75 $25 $185 $5 $327 $288 $0 $50 $100 $150 $200 $250 $300 $350 2014 2015 2016 2017 2018 2019 ($ in millions)

31 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2018 2019 2020 2021 2022 2023 2024 2025 SEM Revolver (L + 2.50%) SEM Senior Notes 6.375% SEM Term Loans (L + 2.50%) Concentra 1st Lien (L + 2.75%) Concentra 2nd Lien (L + 6.50%) $ 3 $12 $18 $734 $1,233 $252 $1,060 $12 Debt Maturities as of 12/31/2018 Note: New SEM Revolver and Term loans have springing maturity feature and become due in early 2021 unless SEM Senior Notes ar e r efinanced prior to. ($ in millions)

32 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2020 2021 2022 2023 2024 2025 2026 Concentra Revolver (L + 2.50%) SEM Revolver (L + 2.50%) SEM Term Loan (L + 2.50%) SEM Senior Unsecured Notes (L + 6.25%) $1,225 $450 $2,143 $100 Debt Maturities as of 12/31/19 (Principal $ in millions) $300 No borrowings outstanding under Concentra’s $100mm Revolver or SEM’s $450mm Revolver

33 Financial Guidance 2020 Net Revenue $5,575M - $5,675M Adjusted EBITDA $725M - $760M EPS $1.27 - $1.46 Note: See Slide 36 for Financial Guidance 2020 non - GAAP reconciliation

A ppendix : A dditional M aterials

35 ($ in millions) 2014 2015 2016 2017 2018 2019 Net Income $128 $136 $125 $220 $177 $201 Income tax expense (benefit) 76 72 56 (18) 59 64 Equity in losses/(earnings) of unconsolidated subsidiaries (7) (17) (20) (21) (22) (25) Interest expense, net 86 113 170 155 198 201 Loss on debt retirement 2 - 12 20 14 38 Other (Gains) / Losses - (30) (42) - (9) (7) Concentra/Physio/US HealthWorks acquisition costs 5 3 3 3 - Depreciation and Amortization 68 105 145 160 202 213 Stock Based Compensation 11 15 17 19 23 26 Adjusted EBITDA $ 364 $399 $466 $538 $645 $711 Net Cash Provided by Operating Activities $170 $208 $347 $238 $494 $445 Purchases of Property and Equipment (95) (183) (162) (233) (167) (157) Free Cash Flow $75 $25 $185 $5 $327 $288 Non - GAAP Reconciliation

36 ($ in millions) Financial Guidance 2020 Non - GAAP Reconciliation Range Low High Net income attributable to Select Medical $ 171 $ 197 Net income attributable to non - controlling interests 72 72 Net income 243 269 Income tax expense 81 90 Interest expense 188 188 Equity in earnings of unconsolidated subsidiaries (29) (29) Income from operations 483 518 Stock compensation expense 30 30 Depreciation and amortization 212 212 Adjusted EBITDA $ 725 $ 760

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